January 25, 2006

LEONETTI FUND

a series of Professionally Managed Portfolios

Supplement to
Prospectus and Statement of Additional Information
Each dated October 28, 2005

The following disclosure regarding the Leonetti Fund’s (the “Fund”) principal investment strategy is added to page 8 of the Prospectus:

In lieu of direct investment, at any time the Fund may allocate up to 100% of its assets among shares of different ETFs including up to 15% of its assets in ETFs that invest primarily in foreign securities and currencies.

Additionally, the following risk is added to the Fund’s prospectus under Principal Risks of Investing in the Fund:

Foreign Securities and Currencies Risk. The risk of investing in the securities and currencies of foreign companies is greater than the risk of investing in domestic companies. These risks include unfavorable changes in currency exchange rates, economic and political instability, less publicly available information, less strict auditing and financial reporting requirements, less governmental supervision and regulation of securities markets, higher transaction costs, and less liquidity. These risks are more pronounced in the securities of companies in emerging markets. These are the markets of countries in the initial stages of their industrialization cycles with low per capita income. Emerging markets have been more volatile than the markets of developed countries with more mature economies.

The following disclosure regarding the Fund’s Investment Objective and Policies section of the Statement of Additional Information:

Foreign Investments and Currencies. The Fund will invest up to 15% of its total assets in foreign securities and currencies primarily through ETFs.

Risks of Investing in Foreign Securities. Investments in foreign securities involve certain inherent risks, including the following:

Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Currency Fluctuations. The Fund may invest in securities denominated in foreign currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund’s assets denominated in that currency. Such changes will also affect the Fund’s income. The value of the Fund’s assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

Legal and Regulatory Matters. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available to issuers, than is available in the United States.

Taxes. The interest and dividends payable on certain of the Fund’s foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to Fund shareholders.

Costs. To the extent that the Fund invests in foreign securities, its expense ratio is likely to be higher than those of investment companies investing only in domestic securities, since the cost of maintaining the custody of foreign securities is higher.

In considering whether to invest in the securities of a foreign company, the Advisor considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which the Fund will be invested in foreign companies and countries and depository receipts will fluctuate from time to time within the limitations described in the prospectus, depending on the Advisor’s assessment of prevailing market, economic and other conditions.

Please retain this Supplement with the Prospectus.
The date of this Supplement is January 25, 2006

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